                                                                     EXHIBIT 4.1


COMMON STOCK                                                       COMMON STOCK
$0.50 PAR VALUE                     [PHOTO]                      $0.50 PAR VALUE
                                 Frank R. Seaver
                                    Founder

                            H Y D R I L   C O M P A N Y
INCORPORATED UNDER
THE LAWS OF THE
STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE                        CUSIP 448774 10 9
IN NEW YORK, NY                              SEE REVERSE FOR CERTAIN DEFINITIONS
AND RIDGEFIELD PARK, NJ



This certifies that



is the owner of


             FULL-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

Hydril Company (hereinafter referred to as the Corporation), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Restated Certificate of Incorporation of the Corporation as amended, to all of which the holder by acceptance hereof assents. This certificate shall not be valid unless countersigned by the transfer agent and registered by the registrar. Witness the facsimile corporate seal and the facsimile signatures of the duly authorized officers of the Corporation.


/s/ Richard Seaver                    DATED:
------------------
CHAIRMAN                              Countersigned and Registered by:
                                       CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
/s/ Chris D. North                               as Transfer Agent and Registrar
-------------------
SECRETARY
                                      By:
                                                   Authorized Signature

                                 HYDRIL COMPANY

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE BY CALLING (281) 985-3493 OR THROUGH THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM     -- as tenants in common                        UNIF GIFT MIN ACT-................Custodian.................
TEN ENT     -- as tenants by the entireties                                        (Cust)                  (Minor)
JT TEN      -- as joint tenants with right of                                under Uniform Gifts to Minors
               survivorship and not as tenants                               Act.......................................
               in common                                                                      (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE.

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ______________________

           NOTICE:                    X ________________________________________
                                                     (SIGNATURE)
   THE SIGNATURE(S) TO THIS
   ASSIGNMENT MUST CORRESPOND
   WITH THE NAME(S) OF THE
   REGISTERED OWNER(S) AS
   WRITTEN UPON THE FACE OF
   THE CERTIFICATE IN EVERY           X ________________________________________
   PARTICULAR WITHOUT ALTERATION                     (SIGNATURE)
   OR ENLARGEMENT OR ANY CHANGE
   WHATEVER.
                                      __________________________________________

                                      THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                      ELIGIBLE GUARANTOR INSTITUTION AS
                                      DEFINED IN RULE 17Ad-15 UNDER THE
                                      SECURITIES EXCHANGE ACT OF 1934, AS
                                      AMENDED.
                                      __________________________________________
                                      SIGNATURE(S) GUARANTEED BY:








                                      __________________________________________